1 | EYEPOINT PHARMACEUTICALS Delivering Innovation to the Eye EYP-1901 DAVIO Study Interim Results November 13, 2021 Exhibit 99.2

Various statements made in this presentation are forward-looking, within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, including but not limited to statements about our expectations regarding the potential benefits of our partnerships and strategic alliances with other companies, as well as the timing and clinical development of our product candidates, including EYP-1901; the potential for EYP-1901 as a vital, novel twice-yearly treatment for wet age-related macular degeneration, diabetic retinopathy and retinal vein occlusion; and our longer term financial and business goals and expectations, are forward-looking statements. Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; the extent to which COVID-19 impacts our business; our ability to achieve profitable operations and access to needed capital; fluctuations in our operating results; our ability to successfully produce sufficient commercial quantities of YUTIQ® and DEXYCU® and to successfully commercialize YUTIQ and DEXYCU in the U.S.; our ability to sustain and enhance an effective commercial infrastructure and enter into and maintain commercial agreements for YUTIQ and DEXYCU; the development of our YUTIQ line extension shorter-duration treatment for non-infectious uveitis affecting the posterior segment of the eye; the success of current and future license agreements, including our agreements with Ocumension Therapeutics and Equinox Science; termination or breach of current license agreements, including our agreements with Ocumension Therapeutics and Equinox Science; our dependence on contract research organizations, co-promotion partners, and other outside vendors and service providers; effects of competition and other developments affecting sales of products; market acceptance of products; effects of guidelines, recommendations and studies; protection of intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of our stock price; possible dilution; absence of dividends; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized. Forward looking statements

COMPANY OVERVIEW Pipeline leveraging proven Durasert® technology * Compelling pipeline focused on retinal disease EYP-1901 - advancing into phase 2 trials for wet AMD, diabetic retinopathy (DR), and retinal vein occlusion (RVO) after positive phase 1 top line results YUTIQ50 – potential six month treatment for posterior uveitis entering phase 3 to support SNDA filing Additional molecules and MOA under evaluation Durasert® - proven intravitreal (IVT) drug delivery platform Sustained local drug delivery Constant (zero-order kinetics), stable release of drug in the eye over weeks, months or years Safely administered to thousands of patients' eyes across four FDA approved products Commercial franchises - YUTIQ® and DEXYCU® 2021 net product revenues improving as COVID-19 restrictions eased across the U.S. 3 | EYEPOINT PHARMACEUTICALS *non-erodible

EYP-1901 - Vorolanib in bioerodible Durasert® Our goal is nothing short of transforming the treatment of wet AMD, diabetic retinopathy, and retinal vein occlusion PIPELINE 4 | EYEPOINT PHARMACEUTICALS

Real world need... today's wet AMD treatments still result in vision loss over time PIPELINE EYP-1901 Adjusted Mean Change From Baseline in VA Letter Score 3 6 12 Month 12 p=0.67† Aflibercept Ranibizumab 1.52 1.01 -0.19 1.24 0.71 -0.30 Follow-up (Month) Lotery et al., Eye (2017) 31, 1697–1706 RETROSPECTIVE STUDY OF 3350 RANIBIZUMAB AND 4300 AFLIBERCEPT TREATMENT-NAIVE EYES WITH WET AMD 4 3 2 1 0 -1 -2 -3 -4 0 5 | EYEPOINT PHARMACEUTICALS

PIPELINE EYP-1901 RETROSPECTIVE STUDY OF 3350 RANIBIZUMAB AND 4300 AFLIBERCEPT TREATMENT-NAIVE EYES WITH WET AMD 6 | EYEPOINT PHARMACEUTICALS Real World Reality – Even One Missed Injection Can Mean Loss of Vision Study evaluated 1,041 pts getting intravitreal anti-VEGF therapies 60% went to scheduled follow up - 40% did not Conclusion: With frequent injections required for current standard of care, a delay in care of only 5.34 weeks resulted in visual loss Sustained release options may give practitioners and patients improved outcomes

EYP-1901 – A Novel Approach to Wet AMD Therapy Vorolanib in Durasert® (bioerodible) 7 Vorolanib Receptor-binding, small molecule tyrosine kinase inhibitor (TKI) Activity against all isoforms of VEGF and PDGF Oral vorolanib previously studied in a wet AMD ph1 and ph2 programs1,2 Strong efficacy signal but systemic toxicity halted the ph2 study No ocular toxicity noted Jackson et al. JAMA Ophthalmol 2017 Cohen MN et al. Br J Ophthalmol. 2021

Bioerodible Durasert® Platform: injectable, sustained-delivery system Similar to YUTIQ®, Retisert®, and Vitrasert® Main difference: No polyimide shell Bioerodible Drug release dynamics Initial burst near the surface of implant Constant, zero-order kinetic release rate for months EYP-1901 – A Novel Approach to Wet AMD Therapy Vorolanib in Bioerodible Durasert® 8 | EYEPOINT PHARMACEUTICALS

23 | EYEPOINT PHARMACEUTICALS Effective blocking of VEGFR Prevents Exudation and Loss of Vision PIPELINE EYP-1901 VEGF-B VEGF-C VEGF-D VEGF-A R1 / INFLAMMATION R2 / BLOOD VESSEL LEAKAGE R3 / BLOOD VESSEL GROWTH & LEAKAGE VEGF SIGNALING PATHWAYS VOROLANIB 9 | EYEPOINT PHARMACEUTICALS Other Anti-VEGF-A therapies VOROLANIB VOROLANIB

EYP-1901 phase 1 trial interim results 10 | EYEPOINT PHARMACEUTICALS

All objectives successfully met Positive safety data: No ocular Serious Adverse Events (SAEs) reported No drug-related systemic SAEs reported All ocular AEs were < grade 2; the only grade 3 AE was not drug-related EFFICACY Positive Efficacy Data: Stable VA and OCT Median time to rescue: 6 months Clinically significant reduction in treatment burden SAFETY 11 | EYEPOINT PHARMACEUTICALS DAVIO: EYP-1901 Durasert and Vorolanib in Ophthalmology Phase 1 Study Interim Data Summary

NO mandated EYP 1901 retreatments Criteria for rescue anti-VEGF therapy*: New fluid > 75 microns (OCT) compared to Day-0 2 lines of BCVA secondary to wet AMD compared to Day-0 New macular hemorrhage secondary to wet AMD *at the discretion of the investigator Enrollment Previously treated wet AMD eyes only No exclusion for presence of fluid Primary endpoint: safety Interim at month-6 Full readout at month-12 Secondary endpoints: BCVA CST as measured by OCT Note: All doses delivered in a single intravitreal injection. BCVA: best corrected visual acuity; OCT: optical coherence tomography; CST: central subfield thickness   Screening visit SOC Injection Low-Mid Dose (1030 ��g) N=1 Low Dose (440 ��g) N=3 RESULTS Month-12 Full Read High Dose (3090 ��g) N=5 Mid Dose (2060 ��g) N=8 RESULTS Month 6 Interim data EYP 1901 7 – 10 days later 12 | EYEPOINT PHARMACEUTICALS DAVIO - Durasert and Vorolanib In Ophthalmology - Wet AMD Phase 1 Trial. Open label, Dose Escalation, No Control Arm

BCVA: best corrected visual acuity; ETDRS: Early Treatment Diabetic Retinopathy Study; CST: central subfield thickness 13 | EYEPOINT PHARMACEUTICALS EYP-1901 Phase 1 DAVIO Participants and Follow-Up

14 | EYEPOINT PHARMACEUTICALS Results: Safety

No other reported significant adverse events such as: No vitreous floaters No endophthalmitis No retinal detachment No implant migration in the anterior chamber No retinal vasculitis No posterior segment inflammation AC, anterior chamber; AE, adverse event; BCVA, best corrected visual acuity; SAE, serious adverse event No ocular serious adverse events (SAEs) reported No drug-related systemic SAEs reported Ocular AEs: One eye: mild asymptomatic anterior chamber cell/flare; Treated with Maxitrol® eyedrops – resolved in 8 days One eye: asymptomatic vitreous hemorrhage from injection; Observed 15 | EYEPOINT PHARMACEUTICALS DAVIO Primary Endpoint – Safety Positive Overall Safety Data

a. All mild-to-moderate in severity and determined not related to study drug b. Grade 1/Mild AEs of particular interest AC anterior chamber; AE, adverse event; BCVA, best corrected visual acuity; OS, left eye; OU; both eyes 16 | EYEPOINT PHARMACEUTICALS DAVIO Summary to Date – Ocular Safety

17 | EYEPOINT PHARMACEUTICALS Results: Visual acuity, CST, Rescue Free rates, and Reduction in Treatment Burden

Results: Average Visual Acuity (VA) Stable 6 Months After Treatment 18 BCVA: best corrected visual acuity Interim data – monitored through 4 months For all 17 eyes at 6 months VA = -2.5 letters

OCT: optical coherence tomography; CST: central subfield thickness Interim data – monitored through 4 months 19 | EYEPOINT PHARMACEUTICALS Results: Central Subfield Thickness (CST) Sustainable Anatomical Control & Efficacy For all 17 eyes at 6 months CST on OCT = - 2.7 microns

Interim data – monitored through 4 months 20 | EYEPOINT PHARMACEUTICALS Rescue-free Rates up to Each Visit: Entire Study group Median Time to Rescue = 6 Months

Interim data – monitored through 4 months 21 | EYEPOINT PHARMACEUTICALS Rescue-free Rates up to Each Visit Median Time to Rescue = 6 Months 8 of 17 eyes remain rescue-free at 6 months

Details on Patients (n=9) That Received Rescue Anti-VEGF Therapy CST: central subfield thickness; SRF: subretinal fluid; IRF: intra-retinal fluid CST’s NOT Reading Center Confirmed - Interim data – monitored through 4 months

SOC Anti-VEGF Injections Before and After Treatment SoC (Anti-VEGF) + EYP1901 ● Anti-VEGF ○ No rescue injection given ☐ Missed visit months 23 | EYEPOINT PHARMACEUTICALS Results: Clinically Significant Reduction in Treatment Burden 79 % for the entire cohort Interim data – monitored through 4 months

SOC Anti-VEGF Injections Before and After Treatment Results: Clinically Significant Reduction in Treatment Burden of 79 % for the Entire Cohort SoC (Anti-VEGF) + EYP1901 ● Anti-VEGF ○ No rescue injection given ☐ Missed visit months Interim data – monitored through 4 months

Treatment Burden After EYP1901 Substantial and Highly Clinically Relevant Reduction Reduction in Treatment Burden at 6 months post-treatment 100 % reduction = no rescue through 6 months 25 | EYEPOINT PHARMACEUTICALS Treatment Burden After EYP1901 Substantial and Highly Clinically Relevant Reduction Interim data – monitored through 4 months

Screening Visit: 6 anti-VEGF injections prior to enrollment Initial Diagnosis: 9 months prior to enrollment Screening visits prior to treatment 26 | EYEPOINT PHARMACEUTICALS Case 1: Entered Dry, Stayed Dry for 9 Months Low dose cohort (EYP-1901 440 µg)

Month 5 – no rescue 27 | EYEPOINT PHARMACEUTICALS Case 1: Post-Treatment (No Rescues Through Month 9) Low dose cohort (EYP-1901 440 µg)

Screening Visit (9 prior anti-VEGF injections) Prior to Treatment 28 | EYEPOINT PHARMACEUTICALS Case 2: Rescued at Month 1 Failure of Both SOC therapy and EYP 1901 Low dose cohort (EYP-1901 440 µg) Significant intraretinal fluid

Case 2: 9 anti-VEGF injections prior to screening Low Dose Cohort (EYP-1901 440 µg) Despite early rescue, EYP1901 still reduced treatment burden by 34% Month 1 – Rescue 8 weeks post Eylea #1 12 weeks post EYP1901 5 weeks post Eylea 4 weeks post EYP1901 4 weeks post Eylea 16 weeks post EYP1901 8 weeks post Eylea 20 weeks post EYP1901 4 weeks post Eylea 24 weeks post EYP1901 29 4 weeks post Eylea rescue # 3 24 weeks post EYP1901 5 weeks post Eylea rescue # 3 24 weeks post EYP1901

30 | EYEPOINT PHARMACEUTICALS Screening Visit (8 prior anti-VEGF injections) Prior to treatment Case 3: Entered the Study With Subretinal Fluid High dose cohort (EYP-1901 3090 µg)

31 | EYEPOINT PHARMACEUTICALS Case 3: Post-treatment – New Fluid Doesn’t Mean Rescue ! High dose cohort (EYP-1901 3090 µg)

All objectives successfully met: Proof of Concept for Vorolanib in wet AMD Positive Safety Data No ocular SAEs reported No drug-related systemic SAEs reported Ocular AEs - majority mild and to be expected EFFICACY Positive Efficacy Data: Stable VA and OCT Median time to rescue: 6 months 76 % rescue-free up to 4 months 53 % rescue-free up to 6 months Clinically significant reduction in treatment burden by 79 % SAFETY 32 | EYEPOINT PHARMACEUTICALS DAVIO Summary: EYP-1901 Phase 1 Clinical Trial Met All Objectives DURABILITY 8 of 17 (47%) eyes still rescue-free One eye out nine months rescue-free

Key Takeaways for EYP-1901 from DAVIO Study 33 | EYEPOINT PHARMACEUTICALS EYP-1901 (vorolanib delivered with our bioerodible DURASERT) - favorable safety and tolerability profile Proof of Concept - clinically significant activity of vorolanib in wet AMD setting Demonstrated ability of DURASERT technology to deliver controllable, extended release of active drug over months Implies highly clinically significant improvements to dosing frequency relative to SoC PIPELINE EYP-1901 Summary of Clinical Findings

Key Takeaways for EYP-1901 from DAVIO Study 34 | EYEPOINT PHARMACEUTICALS Advance EYP-1901 into three Phase 2 clinical trials by YE:2023 Wet AMD initiation expected in 2022, Diabetic Retinopathy initiation expected in 2022, and Retinal Vein Occlusion initiation expected by 2023 FDA Type C meeting in December 2021 to further inform wet AMD clinical development plan Use clinical findings and observations around biomarkers to refine Phase 2 clinical trial design in wet AMD PIPELINE EYP-1901 Next Steps for EYP-1901

35 | EYEPOINT PHARMACEUTICALS Refine Phase 2 Trial - Post-Hoc Analysis of OCT Biomarkers – Wet AMD eyes with intraretinal fluid (IRF) - poor prognosis DAVIO enrolled four subjects with foveal IRF at Screening

36 | EYEPOINT PHARMACEUTICALS Post-hoc Analysis of Rescue-Free Rates for Eyes with No Foveal Intraretinal Fluid (IRF) - N=13 Rescue-free rate up to each visit for eyes w no IRF Interim data – monitored through 4 months

SoC (Anti-VEGF) + EYP1901 months ● Anti-VEGF ○ No rescue injection given ☐ Missed visit 37 | EYEPOINT PHARMACEUTICALS Post-hoc Results: 91% reduction in treatment burden Excluding four patients with foveal intraretinal fluid at Screening SOC Anti-VEGF Injections Before and After Treatment Interim data – monitored through 4 months

EyePoint 2022+ — Positioned to Transform the Ophthalmology Landscape 38 | EYEPOINT PHARMACEUTICALS Paradigm-shifting potential of DURASERT technology now demonstrated with multiple approved drugs and small molecule agents Ability to harness technology for small molecule agents with different MOAs Ability to tailor and control dosing frequency for specific indications and patient populations Ability to inject multiple implants simultaneously Focus on executing multiple clinical POC studies for EYP-1901 Apply new technological enhancements to DURASERT platform to further expand the scope and scale of new indications PIPELINE EYP-1901

SOC Anti-VEGF Injections Before and After Treatment SoC (Anti-VEGF) + EYP1901 ● Anti-VEGF ○ No rescue injection given ☐ Missed visit months 39 | EYEPOINT PHARMACEUTICALS Most Compelling Data from DAVIO - Clinically Significant Reduction in Treatment Burden of 79 % for the entire cohort Interim data – monitored through 4 months

1 | EYEPOINT PHARMACEUTICALS Delivering Innovation to the Eye